SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A/A

Amendment No. 3

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Cost Plus, Inc.

(Exact name of Registrant as specified in its charter)

California	94-1067973
(State of incorporation or organization)	(I.R.S. Employer I.D. No.)

200 Fourth Street, Oakland, CA	94607
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
None	None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates (if applicable): Not applicable.

Securities to be registered pursuant to Section 12(g) of the Act:

Preferred Share Purchase Rights

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

This Amendment No. 3 to the Form 8-A of Cost Plus, Inc. (the “Company) amends the cover page of Amendment No. 2 to Registration Statement on Form 8-A filed February 12, 2008 to reflect that the Rights are registered under Section 12(g) of the Exchange Act.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 25, 2008	COST PLUS, INC.

	By:	/s/ Jane L. Baughman
Jane L. Baughman
Executive Vice President, Chief Financial Officer